SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

Exhibit 10.1

AMENDMENT TO TERMINALING SERVICES AGREEMENT

(September 1, 2015)

This Amendment to Terminaling Services Agreement is made as of the 1st day of September, 2015 between Center Point Terminal Company, LLC, a Delaware limited liability company (“Terminal”), and Apex Oil Company, Inc., a Missouri corporation (“Customer”).

RECITALS

A.          Terminal and Customer are party to that certain Terminaling Services Agreement dated August 14, 2013, as amended (collectively, the “Agreement”), which Agreement provides for the storage and handling of residual petroleum products as specified therein at the Terminal Facilities.

B.          Terminal and Customer desire to amend the Agreement pursuant to the terms and conditions contained herein.

AGREEMENT

In consideration of the foregoing, the mutual covenants herein contained and other good and valuable consideration (the receipt, adequacy and sufficiency of which are hereby acknowledged by the parties by their execution hereof), the parties agree as follows:

1.           Definitions. All capitalized terms not otherwise expressly defined herein shall have the respective meanings given thereto in the Agreement.

2.           Amendments.

2.1.          Correction to Stipulated Volumes at the Baltimore, Maryland Terminal Facility. Terminal and Customer incorrectly listed the volume of the dedicated storage provided to Customer at the Baltimore, Maryland Terminal Facility as totaling 856,900 barrels. The correct volume amount is 853,900 barrels. Consistent with invoices issued, Customer’s Stipulated Volumes shall be revised to reflect the correct amount of storage reserved at the Baltimore, Maryland Terminal Facility as shown on the Amended Schedule B attached hereto and incorporated herein by this reference.

2.2          Additive and Ancillary Fees. Schedule C of the Agreement shall be amended to reflect the availability of octane booster blending at the Albany Terminal Facility and the fee to be charged for such service, as shown on the Amended Schedule C attached hereto and incorporated herein by this reference.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

3.          No Other Modifications. Nothing contained herein in any way impairs the Agreement or alters, waives, annuls, varies or affects any provision, condition or covenant therein, except as specifically set forth in this Amendment to the Agreement. All other terms and provisions of the Agreement remain in full force and effect.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the date first written above.

CENTER POINT TERMINAL COMPANY, LLC

By:	/s/ Kenneth E. Fenton
Name: Kenneth E. Fenton
Title: Executive Vice President

APEX OIL COMPANY, INC.

By:	/s/ Jeffery Call
Name: Jeffery Call
Title: President

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE B

(Effective as of September 1, 2015)

STIPULATED VOLUMES AND TYPES OF PRODUCT

	Albany	Baltimore	Blakeley Is	Chesapeake	Gates	Glenmont	Greensboro	Jacksonville	Newark	Total
Stipulated Volumes/bbl	762,062	853,900	N/A	78,400	180,397	1,730,643	646,107	413,688	433,000	5,069,197 (excluding biodiesel and asphalt)
Biodiesel volumes/bbl									500	500
Asphalt Stipulated Volumes/bbl				165,000

This Amended Schedule B reflects all revisions to the Agreement as of September 1, 2015.

SPECIFIC TERMS IN THIS EXHIBIT HAVE BEEN REDACTED BECAUSE CONFIDENTIAL TREATMENT FOR THOSE TERMS HAS BEEN REQUESTED. THE REDACTED MATERIAL HAS BEEN SEPARATELY FILED WITH THE SECURITIES AND EXCHANGE COMMISSION, AND THE TERMS HAVE BEEN MARKED AT THE APPROPRIATE PLACE WITH TWO ASTERISKS (**).

AMENDED SCHEDULE C

(Effective as of September 1, 2015)

STORAGE RATES PER BARREL*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark
Storage Rates/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Storage Rates/bbl																	$	[**]
Asphalt Storage Rates/bbl							$	[**]

ADDITIVE & ANCILLARY SERVICE FEES*

	Albany		Baltimore		Blakeley Is		Chesapeake		Gates		Glenmont		Greensboro		Jacksonville		Newark
Generic Gas Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Proprietary Gas Additive/bbl		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Ethanol Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Biodiesel Blending/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Gasoline Blendstocks/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Red Dye Injection/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Lubricity Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Cold Flow Additive/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]		N/A	$	[**]	$	[**]
Octane Booster Blending/bbl	$	[**]		N/A		N/A		N/A		N/A		N/A		N/A		N/A		N/A
Rail Car Unloading/bbl	$	[**]		N/A		N/A	$	[**]		N/A		N/A		N/A	$	[**]		N/A
Barge Imports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Barge Exports/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Pipeline Service Fee/month	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Pipeline Throughput Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Truck Unloading Fee/bbl	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]	$	[**]
Asphalt Heating Charge								[**]

* Subject to adjustment as provided in Section 4.6.

This Amended Schedule C reflects all revisions to the Agreement as of September 1, 2015.